DocuSign Envelope ID: 47D18492-A602-4729-AB95-93322C6405AC AIRCRAFT MANAGEMENT AGREEMENT THIS AIRCRAFT MANAGEMENT AGREEMENT (the “Agreement”) is made and entered into as of the 1st day of January 2019, (the “Effective Date”) by and among Duncan Aviation, Inc. (“Duncan”) and National Education Loan Network, Inc. (“Nelnet”) and MSD711, LLC (“MSD”) as joint owners and Michael S. Dunlap as lessee of MSD711 and an operator of the Aircraft (“Dunlap”) (Nelnet and MSD being sometimes referred to herein individually as a “Joint Owner” and collectively as the “Joint Owners”) and is made with reference to the following: A. This Agreement supersedes and replaces that certain Aircraft Management Agreement dated June 25, 2013 among Duncan, Nelnet and Union Financial Services, Inc. B. The Joint Owners are parties to an Aircraft Joint Ownership Agreement (the “Ownership Agreement”) of even date herewith; C. The Joint Owners are the registered owners, as tenants in common in the proportions provided for in the Ownership Agreement of the following described aircraft: Manufacturer/Model: Cessna 560XL; Serial No. 560-5597; Registration No. N711LV (herein the “Aircraft”) and Dunlap is lessee of MSD and an operator of the Aircraft; D. MSD has leased its Ownership Percentage of the Aircraft to Dunlap, who will be the operator of the Aircraft with respect to such Ownership Percentage; E. The Joint Owners and Dunlap have agreed, pursuant to the terms of the Ownership Agreement to engage the services of Duncan to manage the Aircraft; and F. Duncan is desirous of managing the use, maintenance and all other matters pertaining to the Aircraft on the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, and intending to be legally bound hereby, the parties agree as follows: 1. The following terms as used in this Agreement (including the preamble of this Agreement) shall have the following meaning unless the context clearly indicates otherwise: (a) “Ownership Percentages” means the undivided interest in the Aircraft. (b) “Use Amount” means the uses of the Aircraft in an amount consistent with the Joint Owners’ Ownership Percentages in each twelve (12) month period, unless otherwise agreed. (c) “Actual Use Percentage” means the actual use of the Aircraft during the twelve (12) month period ending on December 31 of such year. 1

DocuSign Envelope ID: 47D18492-A602-4729-AB95-93322C6405AC 2. The Joint Owners and Dunlap hereby engage Duncan, and Duncan hereby agrees, to manage the Aircraft for the benefit of the Joint Owners and Dunlap. Duncan hereby accepts possession of the Aircraft from the Joint Owners and Dunlap for the purposes set forth herein. 3. Duncan hereby agrees to manage, maintain and operate the Aircraft for the benefit of the Joint Owners and Dunlap with all due reasonable care and in accordance with applicable insurance coverage and within the standards and guidelines established by the Federal Aviation Administration (the “FAA”) and to comply with all laws, ordinances or regulations relating to the use, operation and maintenance of the Aircraft. Duncan will permit the Aircraft to be used only as contemplated by the manufacturer thereof as specified in the owner’s manual and other technical materials regarding the Aircraft provided by the manufacturer. 4. Throughout the term of this Agreement, Duncan will, as directed by the Joint Owners and Dunlap, (a) inspect, maintain, service, repair, overhaul and test the Aircraft by duly competent personnel, in accordance with FAA approved maintenance and preventive repair programs therefore, as required to keep the Aircraft airworthy and in good operating condition; (b) maintain all records, logs and other materials required by the FAA to be maintained in respect of the Aircraft and make the same available for the Joint Owners’ inspection; and (c) comply with all laws of every jurisdiction in which the Aircraft may be operated and with all rules of the FAA and any other governmental body exercising jurisdiction over the Aircraft, and shall maintain the Aircraft in proper condition for operation under such laws and rules including, without limitation, all manufacturer’s recommended maintenance. 5. (a) Nelnet and Dunlap each agree to operate the Aircraft with professionally qualified pilots who are familiar with and licensed to operate the Aircraft and who shall meet and maintain the insurance requirements of any insurance policy covering the Aircraft. Nelnet and Dunlap will furnish to Duncan, the names of such pilots it intends to utilize in connection with the operation of the Aircraft. The names of the currently available qualified pilots which Nelnet and Dunlap intend to use shall be attached hereto from time to time as Exhibit A. Notwithstanding the employment of any pilot by Duncan, and subject to the provisions of Section 14 of this Agreement pertaining to operational control, each member of the flight crew utilized for flights by Nelnet or Dunlap shall be subject to the direction of Nelnet or Dunlap. (b) Nelnet and Dunlap hereby direct Duncan, and Duncan hereby agrees, to make all necessary take-off, flight and landing arrangements for flights operated by Nelnet or Dunlap. Duncan will pay for and bill the party on whose behalf the flight is conducted, and such party shall be liable for and agrees to pay for, all flight operating expenses relating to such flight, including but not limited to fuel, travel and lodging expenses for the flight crew, hangar and tie-down costs, landing fees, in-flight food and beverages. Fuel purchased at a Duncan facility shall be charged at 80% of Duncan’s then current standard fuel rate. The Joint Owners and Dunlap shall, at reasonable times, have 2

DocuSign Envelope ID: 47D18492-A602-4729-AB95-93322C6405AC the right to inspect Duncan’s records with respect to the Aircraft (including, without limitation, all maintenance records). (c) The parties acknowledge that MSD shall not under any circumstances provide flight crew for the Aircraft, and Dunlap shall be responsible for supplying, contracting for and paying for all flight crew for any operation of the Aircraft by Dunlap. 6. At the direction of the Joint Owners and Dunlap, Duncan shall provide suitable hangar facilities for the Aircraft at the Lincoln, Nebraska Municipal Airport. 7. (a) The Joint Owners and Dunlap hereby direct, and Duncan hereby agrees to arrange for, obtain and keep in force during the term of this Agreement, the following insurance coverages with insurers of recognized reputation, responsibility and having at least an A.M. Best rating of “A-” or better: (1) aircraft physical damage insurance with no deductible with respect to the Aircraft, against loss, theft or damage, extended coverage with respect to any engines or parts while removed from the Aircraft, for not less than the current fair market value of the Aircraft naming the Joint Owners and Dunlap as named insureds and as loss payees with losses payable as their respective interests may appear in the event of an actual or constructive total loss. (2) passenger and third- party liability insurance for the Aircraft in an amount not less than One Hundred Million Dollars ($100,000,000.00) combined single limit liability coverage and shall cause each Joint Owner and Dunlap to be named insureds thereunder. (b) Copies of such policies and certificates of insurance shall be furnished to the Joint Owners and Dunlap upon execution of this Agreement, and upon request thereafter. Such insurance shall be maintained by Duncan in full force and effect throughout the term hereof and the insurer shall provide each Joint Owner and Dunlap with thirty (30) days advance written notice of cancellation or material alteration. 8. At the direction of the Joint Owners or Dunlap, Duncan will provide assistance to and consult with them in all matters regarding the Aircraft including, but not limited to: FAA and manufacturer’s correspondence and directives; Enforcement of warranty claims; Enforcement, litigation and settlement of insurance matters; and Parts replacement, services and maintenance arrangements. 3

DocuSign Envelope ID: 47D18492-A602-4729-AB95-93322C6405AC 9. As compensation for the services to be provided by Duncan hereunder, Nelnet and Dunlap hereby each jointly and severally agree to pay a monthly management fee to Duncan in the amount of $33,017.00 per month commencing on January 1, 2019 (herein the “Monthly Management Fee”). The Monthly Management Fee shall be Duncan’s full compensation for the salaries, benefits and payroll taxes of the pilots of the Aircraft, the cost of providing hull and liability insurance on the Aircraft, navigation and weather services, hangar rent and for providing management and scheduling services hereunder. Nelnet’s and Dunlap’s pro-rata portion of the Monthly Management Fee shall be due and payable to Duncan in advance not later than the 10th day of each month during the term of this Agreement. The Monthly Management Fee is subject to adjustment by mutual agreement of the parties hereto to reflect the then current cost of providing the services covered thereby. 10. If Duncan is either unable or unwilling to provide required maintenance Joint Owners and Dunlap shall have the right to direct such required maintenance to such duly licensed and qualified maintenance facilities as they deem appropriate. When Duncan provides maintenance with respect to the Aircraft, each of Nelnet and Dunlap jointly and severally hereby agrees to pay Duncan such party’s pro-rata portion of the cost of maintaining and repairing the Aircraft and its components. It is agreed and understood that the proportion of the total monthly fixed costs initially paid by each party is based on the Joint Owner’s respective Ownership Percentages, provided, Dunlap shall pay an amount proportionate to MSD’s Ownership Percentage. If any party uses the Aircraft in excess of its annual Use Amount, as soon as practical after each year during the term hereof, commencing January 1, 2020, the Joint Owners will determine the percentage of each Joint Owner’s actual use of the Aircraft during the twelve (12) month period ending on December 31 of the prior year (the ”Actual Use Percentage”). If the Actual Use Percentages are different than the Ownership Percentages, the amount of the total fixed cost payments made during such twelve (12) month period will be adjusted among the parties on the basis of Actual Use Percentages. 11. At the direction of the Joint Owners, Duncan will schedule use of the Aircraft in accordance with the following criteria: (a) Use will be scheduled on a “first-come, first served” basis, subject, however, to the provisions of subsection (d) of this Section 11. (b) Nelnet and Dunlap will be entitled to use the Aircraft for the following number of flight hours (the “Allocated Flight Hours”) during each twelve-month period commencing with the date of this Agreement: Nelnet - 330 hours Dunlap – 70 hours (c) Allocated Flight Hours not utilized during any twelve-month period may not be carried over to subsequent periods. 4

DocuSign Envelope ID: 47D18492-A602-4729-AB95-93322C6405AC (d) A party’s use of the Aircraft will be deemed to commence at the time the Aircraft takes off and will terminate when the Aircraft lands at the destination Airport unless the party requires the Aircraft to lay-over, in which case use of the Aircraft will terminate when the party releases the Aircraft. In addition, one-tenth (1/10) of an hour shall be added to each take-off and landing to account for taxi time. Each such hour of use of the Aircraft (including such one-tenth (1/10) hour for each take-off and landing) and rounded to the nearest one-tenth (1/10) of an hour is referred to herein as a “Flight Hour”. Flight Hours for one-way trips shall include, as applicable, the time required to position the Aircraft from Lincoln, Nebraska to the point of origin or to return the Aircraft to Lincoln, Nebraska from the point of destination. Notwithstanding the foregoing, each party agrees that each day it uses the Aircraft (including lay-over days) shall be deemed to be a minimum of one and one-half (1.5) Flight Hours. (e) Subject to the Aircraft’s availability for use by another party for such party’s Allocated Flight Hours, a party may make reasonable use of the Aircraft for more than the party’s annual Allocated Flight Hours. For purposes of calculating the party’s proportion of the Aircraft’s airframe and maintenance expenses in accordance with the terms of this Agreement, each Flight Hour, or portion thereof, in excess of the party’s Allocated Flight Hours during any year shall be allocated to such party. 12. This Agreement is effective as of the date first written above and will continue in effect until cancelled by Duncan or by the Joint Owners holding a majority of the Ownership Percentages upon not less than thirty (30) days prior written notice. 13. The Joint Owners and Dunlap acknowledge and agree that Duncan shall have no liability for delay or failure pursuant to this Agreement when such failure is caused by government regulation or authority, war, civil commotion, strikes or labor disputes, weather condition, Acts of God or as the result of maintenance or repair activities. 14. The Joint Owners, Dunlap and Duncan further agree that when, in the sole discretion of Nelnet, Dunlap, Duncan or the pilots of the Aircraft, safety may be compromised, each of them shall have the right to terminate a flight, refuse to commence a flight, and take other action necessitated by such safety considerations without liability for loss, injury, damage or delay. 15. The Joint Owners and Dunlap acknowledge and agree that it is their responsibility to ensure that operations of the Aircraft conducted on behalf of the Joint Owners and Dunlap are not subject to the provisions of Part 135 of the Federal Aviation Regulations. Each Joint Owner and Dunlap jointly and severally agrees that it will indemnify, defend and hold Duncan harmless from any liability, cost or expense, including cost of defense, arising out of fines, penalties or other administrative sanctions imposed on or threatened or assessed against Duncan as a result of the failure of such Joint Owner or Dunlap to comply with this obligation. 16. The initial term of this Agreement (the “Initial Term”) shall be for a period of two (2) calendar years commencing the Effective Date. The Initial Term may be 5

DocuSign Envelope ID: 47D18492-A602-4729-AB95-93322C6405AC changed or extended by the written mutual agreement of the parties. Notwithstanding the foregoing, Duncan and either of the Joint Owners or Dunlap may terminate this Agreement at any time, for any or no reason, by providing no less than sixty (60) days’ written notice to the other parties. 17. LIMITATION OF LIABLITY: IN NO EVENT SHALL ANY PARTY BE LIABLE FOR OR HAVE ANY DUTY FOR INDEMNIFICATION OR CONTRIBUTION TO ANY OTHER PARTY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES, OR FOR ANY DAMAGES CONSISTING OF DAMAGES FOR LOSS OF USE, REVENUE, PROFIT, BUSINESS OPPORTUNITIES AND THE LIKE, OR DEPRECIATION, DECLINE OR LOSS OF VALUE OF THE AIRCRAFT OR ANY OTHER PROPERTY, OR INSURANCE DEDUCTIBLE, EVEN IF THE PARTY HAD BEEN ADVISED, OR KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES. In the event of damage to the Aircraft or other property by Duncan, any other party’s sole and exclusive remedy, and Duncan’s sole and exclusive liability, is limited to the repair or replacement (at Duncan’s option) of the damaged portion of the Aircraft or other property. 18. LIMITED WARRANTY: Duncan warrants that the services provided hereunder will comply with applicable FAA and other applicable governmental authority regulations in effect as of the date the service is performed (as interpreted by (a) the FAA office having jurisdiction over the facility where the service is performed; (b) the designated FAA authority at the facility where the service is performed; or (c) other applicable governmental authority) and will be performed in a good and workmanlike manner free from defects in workmanship and material, including new components manufactured by Duncan, under normal use for one (1) year and for ninety (90) days on used components refurbished by Duncan from date of installation. The warranty on all other new and used components shall be limited to the warranty provided by the supplying manufacturer or vendor, if any. This warranty does not apply to (i) normal wear and tear, (ii) the consequences of accident, negligence, abuse or misuse, or of repair, removal, reinstallation or alteration other than by Duncan and (iii) to work which, at the direction, of any of the other parties was not performed in accordance with Duncan’s standard operating procedures. The sole and exclusive remedy of the other parties, and Duncan’s sole and exclusive liability, with respect to this warranty is limited to repair or replacement (at Duncan’s option) of the nonconforming or defective services or component. THE FOREGOING WARRANTY IS IN LIEU OF, AND THE OWNER HEREBY WAIVES, ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE. 6

DocuSign Envelope ID: 47D18492-A602-4729-AB95-93322C6405AC 19. MISCELLANEOUS. 19.1 Any notice to a party required or given hereunder shall be deemed given when placed in first class mail with the proper postage and addressed to the party at the address first appearing above, or to such other address as the party shall have previously designated in writing. 19.2 The parties agree that no representation, statement, amendment or agreement other that as set forth herein shall be binding upon either of the parties unless in writing, signed by each party and expressly modifying this Agreement. 19.3 If any provision of this Agreement is held to be invalid, the remaining portions hereof shall, insofar as possible, remain in full force and effect. 19.4 This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their successors in interest. 19.5 This Agreement constitutes the complete understanding and agreement of the parties with respect to the matters covered herein and supersedes any and all prior understandings and agreements. 19.6 This Agreement may be executed in any number of counterparts, all of which shall be construed together and shall constitute one agreement. 19.7 The Joint Owners and Dunlap will be responsible for, and each jointly and severally agrees to indemnify and hold Duncan harmless from liability for, any and all excise, sales, and other taxes (except taxes based on Duncan’s income), license fees and any other fees or assessments arising from their ownership or use of the Aircraft (including interest and penalties). 7

DocuSign Envelope ID: 1F6DFE32-CC17-4D15-AB49-43340C5484BD47D18492-A602-4729-AB95-93322C6405AC IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above. Duncan Aviation, Inc. National Education Loan Network, Inc. (“Duncan”) (“Joint Owner”) By:____________________________ By: __________________________ Title: __________________________Vice President & General Counsel Title: Secretary 121 S. 13th Street, Suite 100 3701 Aviation Road Address: _____________________ Lincoln, NE 68508 Lincoln, NE 68524 _____________________________ ________________________________ Michael S. Dunlap, Operator 121 S. 13th Street, Suite 100 Lincoln, NE 68508 MSD711, LLC (“Joint Owner”) By: __________________________ Michael S. Dunlap, Member 121 S. 13th Street, Suite 100 Lincoln, NE 68508 7

DocuSign Envelope ID: 47D18492-A602-4729-AB95-93322C6405AC EXHIBIT A QUALIFED PILOT SCHEDULE January 1, 2019 Duncan Aviation Flight Department Pilot Staff Qualified to act as PIC and or SIC in the Citation 560XL (XLS) N711LV Larry Bartlett Lou Gray Paul Higgins Ben Hilton Jon Kroesche Craig Rathjen Mark Schindler Marc Shoemaker Lyle Stohlmann Paul Wiles 9